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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

ls]Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2006

FIRST HORIZON PHARMACEUTICAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	000-30123 (Commission File Number)	58-2004779 (IRS Employer Identification No.)
6195 Shiloh Road Alpharetta, Georgia 30005 (Address of principal executive offices) (Zip Code)

(770) 442-9707
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒
Written communications pursuant to Rule 425 under the Securities Act

/
/     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

/
/     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

/
/     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events

        On March 16, 2006, First Horizon Pharmaceutical Corporation (the "Company") issued a press release announcing the commencement of an exchange offer in which holders of its outstanding 1.75% Contingent Convertible Senior Subordinated Notes Due 2024 may exchange these notes for New 1.75% Contingent Convertible Senior Subordinated Notes Due 2024. The exchange offer will expire on April 18, 2006 unless earlier terminated or extended. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

        The exhibits listed below are filed herewith.

(d)
Exhibits

99.1
Press Release dated March 16, 2006.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON PHARMACEUTICAL CORPORATION (Registrant)
By:	/s/ DARRELL BORNE Darrell Borne Chief Financial Officer

Date: March 16, 2006

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SIGNATURES